UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (date of earliest event reported): March 31, 2009

T-Bay Holdings, Inc.
(Exact name of Registrant as specified in its charter)

NEVADA	033-377099-S	91-1465664
(State of incorporation	(Commission file number)	(I.R.S. employer identification number)
or organization)

18th Floor, YongSheng Building ZhongShan Xi Road Xuhui District, Shanghai, China (Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: 86-021 51539900

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     ☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
     ☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
     ☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
     ☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Appointment/Resignation of Officers

On March 31, 2009, Mr. Jie Shi, the Chief Executive Officer of the Company, resigned from his position and as a member of the Board of Directors effective March 31, 2009.  Mr. Shi has no disagreements with the Company nor is there any matter related to his resignation that needs to be brought before the Board of Directors or shareholders of the Company.  The Board appointed Mr. Mr. Xiaofeng Li to serve as the Chief Executive Officer of the Company effective on April 1, 2009.

On April 1, 2009, Mr. Albert Wai Chiu Leung, the Chief Financial Officer of the Compmay, resigned from his position effective April 1, 2009.  Mr. Leung has no disagreement with the Company nor is there any matter related to his resignation that needs to be brought before the Board of Directors or shareholders of the Company.  The Board appointed Mr. Xiangning Qin to serve as the Chief Financial Officer of the Company effective on April 1, 2009.

Please find below a short biography on Mr. Li and Mr. Qin below.

Xiaofeng Li (Chief Executive Officer)
Mr. Li currently serves as a member of the Board of Directors of the Company and served as the Chief Executive Officer of the Company from 2005 until June 2008.  In April 2002, Mr. Li was appointed the Chairman of the Board of Shanghai Sunplus Communication Technology Co., Ltd., which used to be a subsidiary of the Company.  From 2001 to March 2002, Mr. Li was employed by Shanghai Fanna Industrial Product Design Co., Ltd. as the Executive Director and General Manager.  From August 1998 to February 2001, Mr. Li was employeed by Inventec Appliances Corp. where he served as an Industrial Designer.  Mr. Li holds a Bachelors degree from Shanghai University, Industrial Design Department.

Mr. Li is neither related to, nor does he have any relationships with, any existing member of the Board or any executive officer of the Company.

Xiangning Qin (Chief Financial Officer)
Mr. Qin currently serves as the Financial Director of Shanghai Sunplus Communication Technology Co., Ltd., which used to be a subsidiary of the Company.  From 2000 to 2006, Mr. Qin was employed by Guangxi Liugong Machinery Co., Ltd. (SZSE: 000528), a Top 500 enterprise in China, serving as the Accounting Manager, Accounting Director and Internal Auditor during the six years with Guangxi.  Mr. Qin holds a Bachelors Degree of Accounting from Zhongnana University of Economics and Law.  Mr. Qin also holds a Certificate of Assistant Auditor and Certificate of Medium Level Accountant.

Mr. Qin is neither related to, nor does he have any relationships with, any existing member of the Board or any executive officer of the Company.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

T-BAY HOLDINGS, INC.

Dated: April 1, 2009	By:	/s/ Xiaofeng Li
Xiaofeng Li, Chief Executive Officer